EXHIBIT 3.7

                             State of Delaware
                  Office of the Secretary of State PAGE 1


               I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF RENEWAL OF "OZITE CORPORATION", FILED IN THIS OFFICE ON THE TWENTY-SEVENTH DAY OF JUNE, A.D. 1997, AT 2:30 O'CLOCK P.M.


                                      /s/ Edward J. Freel
                                      ---------------------------------------
           [SEAL]                         Edward J. Freel, Secretary of State

                                      AUTHENTICATION: 8932977
                                      DATE:           02-21-98


2230842 8100

981067441

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATION
FILED 02:30 PM  06/27/1997
971214619 - 2230842

                                CERTIFICATE
          FOR RENEWAL AND REVIVAL OF CERTIFICATE OF INCORPORATION

               Ozite Corporation, a corporation organized under the laws of Delaware, the Certificate of Incorporation of which was filed in the office of the Secretary of State on the 15th day of May, 1990 and thereafter voided for non-payment of taxes, now desiring to procure a revival of its Certificate of Incorporation, hereby certifies as follows:

               1. The name of the corporation is Ozite Corporation.

               2. Its registered office in the State of Delaware is located at Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle and the name of its registered agent at such address is The Corporation Trust company.

               3. The date when revival of the Certificate of Incorporation of this corporation is to commence is the 28th day of February, 1997, the same being prior to the date the Certificate of Incorporation became void. Revival of the Certificate of Incorporation in to be perpetual.

               4. This corporation was duly organized under the laws of Delaware and carried on the business authorized by its Certificate of Incorporation until the 1st day of March, 1997, at which time its Certificate of Incorporation became inoperative and void for non-payment Of taxes and this Certificate for Renewal and Revival is filed by authority of the duly elected directors of the corporation with the laws of Delaware.

               IN WITNESS WHEREOF, said Ozite Corporation in compliance with Section 312 of Title 8 of the Delaware Code has caused this Certificate to be signed by Thomas Gilboy, its last and acting Vice President and Chief Financial Officer, this 27th day of June, 1997.


                                      OZITE CORPORATION

                                      By: /s/ Thomas Gilboy
                                          ----------------------------
                                          Thomas Gilboy
                                          Last Acting Vice President
                                          and Chief Financial Officer



                             State of Delaware
                  Office of the Secretary of State PAGE 1

               I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF MERGER, WHICH MERGES:

               "PURE TECH NEWCO (OZITE), INC.", A DELAWARE CORPORATION,
WITH AND INTO "OZITE CORPORATION" UNDER THE NAME OF "OZITE CORPORATION", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE THIRTY-FIRST DAY OF JULY, A.D. 1995, AT 4:28 O'CLOCK P.M.


                                  /s/ Edward J. Freel
                                  -------------------------------------------
                                      Edward J. Freel, Secretary of State

                                  AUTHENTICATION: 8932976
                                  DATE:           02-21-98

2230842 8100M

981067441

                                                    STATE OF DELAWARE
                                                    SECRETARY OF STATE
                                   [SEAL]           DIVISION OF CORPORATIONS
                                                    FILED 04:28 PM 07/31/1995
                                                    950171672 - 2230842


                           CERTIFICATE OF MERGER
            Ozite Corporation and Pure Tech Newco (Ozite), Inc.

                         -------------------------

                       Pursuant to Section 251 of the
             General Corporation Law of the State of Delaware

                         -------------------------

               Ozite Corporation ("Ozite"), a corporation formed under the laws of the State of Delaware, desiring to merge Pure Tech Newco (Ozite), Inc. ("Newco-Ozite"), a corporation formed under the laws of the State of Delaware pursuant to the provisions of Section 251 of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY as follows:

               FIRST: That Ozite is a corporation reincorporated under the laws of the State of Delaware, and its Certificate of Incorporation was filed in the office of the Secretary of the State of Delaware on the 16th day of May, 1990.

               SECOND: That Newco-Ozite is a corporation formed under the laws of the State of Delaware, and its Certificate of Incorporation was filed in the office of the Secretary of State on the 29th day of January, 1990.

               THIRD: That Ozite shall be the Surviving Corporation.

               FOURTH: That an Agreement and Plan of Merger (the "Merger Agreement") has been approved, adopted certified, executed and acknowledged by each of the constituent corporations in accordance with Section 251 of the General Corporation Law of the State of Delaware.

               FIFTH: That at a meeting held on July 26, 1995, at least 50% of the common stockholders of Ozite and at least 66.7% of each of the Class A and Class B preferred stock holders determined to merge Newco-Ozite and to assume all of its obligations, and that the Board of Directors of Ozite, by resolution duly adopted as of the 26th day of July, 1995, determined to merge Newco-Ozite and to assume all of its obligations; said resolutions being as follows:

               NOW, THEREFORE, BE IT RESOLVED, that Ozite merge Newco-Ozite with and into itself pursuant to the laws of the State of Delaware as hereinafter provided, so that the separate existence of Newco-Ozite shall cease as soon as the merger shall become effective, and thereupon Ozite and Newco-Ozite will become a single corporation, which shall continue to exist under and be governed by the laws of the State of Delaware;

               IT IS FURTHER RESOLVED, that the terms and conditions of the proposed merger are as follows:

               (a) From and after the effective time of the merger, all of the estate and property rights, privileges, powers and franchises of Newco-Ozite shall become vested in and beheld by Ozite as fully and entirely and without change or diminution as the same were before held and enjoyed by Newco-Ozite and Ozite shall assume all of the liabilities and obligations of Newco-Ozite.

               (b) The issued shares of Newco-Ozite shall not be converted in any manner but shall be terminated and extinguished at the effective time of the merger. The sole shareholder of Newco-Ozite shall, by virtue of this Certificate and Merger Agreement, become the sole shareholder of the Surviving Corporation, and the capital structure of Newco-Ozite shall become the capital structure of the Surviving Corporation. The issued common shares of Ozite shall, in the aggregate, be converted into the right to receive 1,028,915 common shares of Pure Tech Newco, Inc., a Delaware corporation ("Pure Tech Newco"). The issued preferred shares of Ozite shall, in the aggregate, be converted into the right to receive 4,627,317 common shares of Pure Tech Newco. The issued preferred shares of Ozite shall also, in the aggregate, be converted into the right to receive up to 5,000 shares of Pure Tech Newco non-convertible preferred stock and up to $3,750,000 in Pure Tech Newco 10 year subordinated notes.

               (c) The following named individuals shall constitute the Board of Directors and Officers of the Surviving
               Corporation immediately subsequent to the effective time of the merger:

                         Fred Broling        Chairman
                         Terence Brennan     Director/President/Treasurer
                         Peter R. Harvey     Director
                         David Katz          Director
                         Yitz Grossman       Director
                         Craig Boss          Secretary

               IT IS FURTHER RESOLVED, that the proper officers of Ozite be, and they hereby are, authorized and directed to make, execute and deliver, in the name of Ozite and under its corporate seal and to file in the proper public offices in the State of Delaware, such documents as may be necessary to accomplish the aforesaid purpose of merger.

               SIXTH: That the Board of Directors of Newco-Ozite shall cease to exist upon filing of this Certificate of Merger,

               SEVENTH: That upon the filing of this Certificate of Merger, the Certificate of Incorporation and By-laws of the Surviving Corporation shall be the current and unchanged Certificate of Incorporation and By-laws, respectively, of Ozite.

               EIGHTH: That a copy of the executed Merger Agreement is on file and available for review at the principal place of business of Ozite, which is as follows:

                    Ozite Corporation
                    1755 Butterfield Road
                    Libertyville, IL 60048

               NINTH: That a copy of the executed Merger Agreement shall be furnished by Ozite upon request and without cost, to any stockholder of the constituent corporations.

               IN WITNESS WHEREOF, said Ozite has caused this Certificate to be executed by its officers thereunto duly authorized this 31st day of July, 1995.

                                   OZITE CORPORATION

                                   By: /s/ Terence K. Brennan
                                       ------------------------------
                                       President: Terence K. Brennan

ATTEST:

/s/ Kenneth L. Kwiatt
----------------------------------
Ass't Secretary: Kenneth L. Kwiatt



                            State of Delaware
                  Office of the Secretary of State PAGE 1


               I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF DESIGNATION OF "OZITE CORPORATION", FILED IN THIS OFFICE ON THE TWENTY-FIFTH DAY OF MARCH, A.D. 1994, AT 9 O'CLOCK A.M.


                                  /s/ Edward J. Freel
                                  -------------------------------------------
               [SEAL]                 Edward J. Freel, Secretary of State

                                  AUTHENTICATION: 8932975
                                  DATE:          02-21-98

2230842 8100

981067441



                                                    STATE OF DELAWARE
                                                    SECRETARY OF STATE
                                                    DIVISION OF CORPORATIONS
                                                    FILED 09:00 AM 03/25/1994
                                                    94405O546 - 2230842

                            OZITE CORPORATION
                        CERTIFICATE OF DESIGNATIONS


               OZITE CORPORATION, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY THAT:

               1. Pursuant to Article FOURTH of the Corporation's Certificate of Incorporation, 1,000,000 shares of Preferred Stock of the Corporation have been authorized, subject to the authority of the Board of Directors to fix the rights and preferences thereof; and

               2. The following preamble and resolutions were duly adopted, by the unanimous written consent of the Board of Directors dated December
29, 1993, setting forth the rights and preferences of 100,000 shares of Class C Preferred Stock of the Corporation, pursuant to authority expressly vested in the Board of Directors by the Certificate of Incorporation of the Corporation, and in accordance with Section 151 of the Delaware General Corporation Law:

               WHEREAS, the Board of Directors has previously created two series of preferred stock designated as the Class A Preferred Stock and Class B Preferred Stock which have such rights and preferences as were fixed by the Board; and

               WHEREAS, the Board has authorized the issuance of up to 577,500 shares of Class A Preferred Stock and 122,500 shares of Class B Preferred Stock, all of which authorized shares are issued and outstanding as of the date hereof; and

               WHEREAS, the Board of Directors desires to create a new series of preferred stock designated as the Class C Preferred Stock which shall have such rights and preferences junior in all respects to those of the Class A and B Preferred Stock; and

               WHEREAS, the Board is authorized by the Certificate of Incorporation of the Corporation to create and fix the rights and preferences of series or classes of preferred stock, and to authorize the issuance of certificates evidencing such number of shares of such newly-created stock as the Board may elect, without the approval thereof by any stockholders of the Corporation, so long as the rights and preferences thereof are junior to the Corporation's existing preferred stock.

               NOW, THEREFORE, BE IT RESOLVED; that pursuant to authority vested in the Board of Directors of the Corporation in accordance with the Certificate of Incorporation of the Corporation, the designation of the rights and preferences of the Class C Preferred Stock of the Corporation shall be as follows:

                    1. Designation and Number of Shares.

                    This series of Series Preferred Stock is designated
               "Class C Preferred Stock", and the number of shares which shall constitute such Series shall be 100,000 shares, par value of $1.00 per share.

                    2. Dividends.

                    Holders of the Class C Preferred Stock shall be entitled
               to receive dividends, when and as declared by the Board of Directors, payable in cash out of funds legally available therefor, at the rate of $6.00 per share per annum, cumulating from and after the date of issuance, and shall cumulate day to day, whether or not declared or earned and legally payable from the Corporation's surplus or net profits in accordance with Delaware law. Such dividends shall be payable quarterly on January 2, April 1, July 7 and October
               1 in each year. Such dividends shall be cumulative so that if such dividends in respect of any previous quarterly dividend period at the aforesaid rate shall not have been paid or declared and set apart for all shares of the Class C Preferred Stock at the time outstanding (whether or not declared or earned and legally payable, when cumulated, from the Corporation's surplus or net profits in accordance with Delaware law), the deficiency shall be fully paid or declared and set apart for said shares before any dividend or other distribution may be paid or declared or set apart for any shares of the Corporation's Common Stock ($.25 par value) ("Common Stock"), or any shares of any other class or series of capital stock of the Corporation ranking junior to or on parity with the Class C Preferred Stock as to payment of dividends. When dividends are not paid in full upon the shares of Class C Preferred Stock and any other preferred stock ranking on a parity as to payment of dividends with Class C Preferred Stock, all dividends declared upon shares of Class C Preferred Stock and any other preferred stock ranking on a parity as to dividends with Class C Preferred Stock shall be declared pro rata so that the amount of dividends declared per share on Class C Preferred Stock and such other preferred stock shall in all cases bear to each other the same ratio that cumulated dividends per share on the shares of Class C Preferred Stock and such other preferred stock bear to each other.

                    No dividends shall be paid or declared and set apart for
               any shares of the Class C Preferred Stock if at such time there exists a deficiency in the payment of any cumulated dividends (whether or not any such dividends have been declared or earned or are then legally payable from the Corporation's surplus or net profits) to the holders of any shares of the Corporation's Class A and Class B Preferred
               Stock then outstanding or any other class or series of the Corporation's preferred stock then outstanding ranking senior to the Class C Preferred Stock as to distributions.

                    3.  Liquidation.

                    In the event of voluntary or involuntary liquidation,
               dissolution, or winding up of the Corporation, holders of the then outstanding shares of Class C Preferred Stock shall be entitled to receive for each such share, payment in cash equal to $100 plus any dividends cumulated and unpaid on such shares (whether or not declared or earned and legally payable, when cumulated, from the Corporation's surplus or net profits in accordance with Delaware law) to the date fixed for final distribution in such liquidation, dissolution, or winding up before any distribution of assets is made to holders of the Common Stock, or any other class or series of capital stock of the Corporation ranking junior to the Class C Preferred Stock as to distribution on liquidation, dissolution, or winding up. Holders of Class C Preferred Stock shall not be entitled to any further distributions upon voluntary or involuntary liquidation, dissolution, or winding up of the Corporation. If, upon any such liquidation, dissolution, or winding up of the Corporation, the assets of the Corporation available for distribution to holders of Class C Preferred Stock shall be insufficient to permit payment in full to such holders of the preferential amounts aforesaid, then all such assets of the Corporation shall be distributed ratably among holders of Class C Preferred Stock and any other class of stock or series thereof then outstanding ranking on a parity therewith as to distribution or liquidation, dissolution, or winding up in proportion to the full preferential amounts to which they shall be entitled respectively entitled.

                    No payment on account of any voluntary or involuntary
               liquidation, dissolution, or winding up of the Corporation shall be made to holders of any class or series of stock ranking on a parity with Class C Preferred Stock with respect to distribution on liquidation, dissolution, or winding up unless a payment on account of such liquidation, dissolution, or winding up shall be made at the same time to holders of Class C Preferred Stock in proportion to the full distributive amounts to which they and holders of such other parity stock are respectively entitled.

                    No payment on account of any voluntary or involuntary
               liquidation, dissolution, or winding up of the Corporation shall be made to holders of the Class C Preferred Stock with respect to distribution on liquidation, dissolution, or winding up if at such time there exists a deficiency in the payment on account of such liquidation, dissolution, or winding up of the full distributive amounts to which the holders of any shares of the Corporation's Class A and Class B Preferred Stock then outstanding or any other class or series of the Corporation's preferred stock then outstanding ranking senior to the Class C Preferred Stock as to distribution or liquidation, dissolution, or winding up are entitled.

                    Neither the merger nor consolidation of the Corporation
               into or with any other corporation, nor the merger or consolidation of any other corporation into or with the Corporation, nor a sale, transfer, or lease of all or any part of the assets of the Corporation, shall be deemed to be a liquidation, dissolution, or winding up of the Corporation within the meaning of this paragraph 3.

                    4.  Voting Rights.

                    a. General. Except as otherwise provided by these resolutions or by applicable law, the holders of the Class C Preferred Stock shall not be entitled to vote on any matters required or permitted to be submitted to the shareholders of the Corporation for their approval. In each instance in which the holders of the Class C Preferred Stock shall be entitled to vote, each such holder shall be entitled to one vote for each share of Class C Preferred Stock held by him.

                    b. Voting Rights. The holders of Class C Preferred Stock shall be entitled to vote with respect to, and the affirmative vote of the holders of at least 66-2/3% of the shares of Class C Preferred Stock then outstanding shall be required to authorize, each of the following:

                              (a) the authorization of any additional
               shares of Class C Preferred Stock;

                              (b) the issuance of any additional shares of
               a class or series of stock ranking prior to or on a parity with the Class C Preferred Stock as to dividends or as to distribution upon liquidation, dissolution, or winding-up;

                              (c) any amendment, alteration, or repeal of
               any of the provisions of these resolutions or of the Corporation's Articles of Incorporation so as to alter or change the preferences, special rights, privileges or voting or other powers of the Class C Preferred Stock, or

                              (d) any proposed consolidation or merger of
               the Corporation with or into any other corporation or corporations, any proposed reincorporation, dissolution, liquidation or winding-up of the Corporation, or any proposed sale, lease, transfer, or other disposition of all or substantially all of the assets of the Corporation.

                    5.  Redemption.

                    a. Optional Redemption. The Corporation may redeem the shares of Class C Preferred Stock for cash, at its option, in whole or in part, at any time, at a price per share equal to $100 plus dividends cumulated and unpaid on such share to the date fixed for redemption (whether or not declared or earned and legally payable, when cumulated, from the Corporation's surplus or net profits in accordance with Delaware law); provided, however, that no shares of Class C Preferred Stock shall be redeemed so long as (i) there exists any deficiency in the payment of any cumulated dividends (whether or not any such dividends have been declared or earned or are then legally payable from the Corporation's surplus or net profits) to which the holders of any shares of the Corporation's Class A and Class B Preferred Stock then outstanding or any other class or series of the Corporation's preferred stock then outstanding ranking senior to the Class C Preferred Stock as to distribution or liquidation, dissolution, or winding up are entitled, or (ii) any shares of the Corporation's Class A and Class B
               Preferred Stock or any other class or series of the Corporations preferred stock ranking senior to the Class C Preferred Stock as to distribution or liquidation, dissolution, or winding up which are held by any holders who have elected (in accordance with an offer which will be made to each of them, pursuant to reasonable procedures implemented by the Corporation, prior to the redemption of any shares of Class C Preferred Stock) to have any of such shares redeemed (in accordance with the terms of the designations of rights and preferences governing such class or series of preferred stock), then remain outstanding.

                    b. Pro Rata Requirement. All redemptions of Class C Preferred Stock shall be made on a pro rata basis (as nearly as practicable) among the holders of Class C Preferred Stock in proportion to the number of shares held by them.

                    c. Redemption Procedures. Any redemption of any or all of the outstanding shares of Class C Preferred Stock shall be effected in accordance with the provisions of this paragraph 5.c. Any such redemption shall be effected by written notice given by certified or registered mail, postage prepaid, not less than 30 days nor more than 60 days prior to the date fixed for redemption to the holders of record of Class C Preferred Stock whose shares are to be redeemed at their respective addresses as the same shall appear on the books of the Corporation.

                    If notice of any such redemption by the Corporation
               shall have been given as herein provided and if before the redemption date specified in such notice all funds necessary for such redemption shall have been set apart so as to be available therefor and only therefor, then on and after the close of business on the date fixed for redemption, the shares of Class C Preferred Stock called for redemption, notwithstanding that any certificate therefor shall not have been surrendered, shall no longer be deemed outstanding and all rights with respect to such shares shall forthwith cease and terminate except the right of holders of such shares to receive upon surrender of their certificates the amount payable upon redemption thereof, but without interest.

                    FURTHER RESOLVED; that any proper officer of the
               Corporation shall cause said designation of rights and preferences to be filed with the Secretary of State of Delaware and with the appropriate authority in any other jurisdiction where such filing is deemed necessary or appropriate by any such officer.

               IN WITNESS WHEREOF, said Ozite Corporation has caused this Certificate of Designations to be signed by Terence K. Brennan, its President, and Kenneth L. Kwiatt, its Secretary, this l4th day of March, 1994.


                                      By: /s/ Terence K. Brennan
                                          ------------------------------
                                              Terence K. Brennan, President

Attest:

/s/ Kenneth L. Kwiatt
--------------------------------
    Kenneth L. Kwiatt, Secretary



                             State qf Delaware
                 Office of the Secretary of State PAGE 1


               I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT
COPY OF THE CERTIFICATE OF DESIGNATION OF "OZITE CORPORATION",
FILED IN THIS OFFICE ON THE TWENTY-NINTH DAY OF JUNE, A.D. 1992,
AT 9 O'CLOCK A.M.


                                  /s/ Edward J. Freel
                                  -------------------------------------------
             [SEAL]                   Edward J. Freel, Secretary of State

                                  AUTHENTICATION: 8932974
                                  DATE:           02-21-98
2230842 8100

981067441


                                                    STATE OF DELAWARE
                                                    SECRETARY OF STATE
                                                    DIVISION OF CORPORATIONS
                                                    FILED 09:00 AM 06/29/1992
                                                    921815122 - 2230842


                             OZITE CORPORATION
                        CERTIFICATE OF DESIGNATIONS


               OZITE CORPORATION, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY:

               That the Board of Directors of the Corporation adopted, by unanimous written consent dated December 27, 1991, the resolutions set forth below which amend and restate the designations of rights and preferences of 577,500 shares of Class A Preferred Stock and 122,500 shares of Class B Preferred Stock pursuant to the authority expressly vested in the Board by the Certificate of Incorporation of the Corporation, and in accordance with Section 151 of the Delaware General Corporation Law, which amendment and restatement of the rights and preferences of the Class A Preferred Stock and Class B Preferred Stock was approved by unanimous consent of the respective holders thereof, each voting as a class:

               NOW, THEREFORE, BE IT RESOLVED; that pursuant to authority vested in the Board of Directors of the Corporation in accordance with the Certificate of Incorporation of the Corporation, subject only to the approval of the holders of two-thirds of the shares of Class A Preferred Stock of the Corporation, the designation of the rights and preferences of the Class A Preferred Stock of the Corporation shall be amended and restated as follows:

               1.  Designation and Number of Shares.

               This series of Series Preferred Stock is designated "Class A Preferred Stock", and the number of shares which shall constitute such Series shall be 577,500 shares, par value of $1.00 per share.

               2.  Dividends.

               Holders of the Class A Preferred Stock shall be entitled to receive dividends, when and as declared by the Board of Directors, payable in cash out of funds legally available therefor, at the rate of $6.00 per share per annum, cumulating from and after the date of issuance, and shall cumulate day to day, whether or not declared or earned and legally payable from the Corporation's surplus or net profits in accordance with Delaware law. Such dividends shall be payable quarterly on January 2, April 1, July 1 and October 1 in each year. Such dividends shall be cumulative so that if such dividends in respect of any previous quarterly dividend period at the aforesaid rate shall not have been paid or declared and set apart for all shares of the Class A Preferred Stock at the time outstanding (whether or not declared or earned and legally payable, when cumulated, from the Corporation's surplus or net profits in accordance with Delaware law), the deficiency shall be fully paid or declared and set apart for said shares before any dividend or other distribution may be paid or declared or set apart for any shares of the Corporation's Common Stock ($.25 par value) ("Common Stock"), the Corporation's Class B Preferred Stock ($1.00 par value) ("Class B Preferred Stock") or any shares of any other class or series of capital stock of the Corporation ranking junior to or on parity with the Class A Preferred Stock as to payment of dividends. When dividends are not paid in full upon the shares of Class A Preferred Stock, Class B Preferred Stock and any other preferred stock ranking on a parity as to payment of dividends with Class A Preferred Stock, all dividends declared upon shares of Class A Preferred Stock, Class B Preferred Stock and any other preferred stock ranking on a parity as to dividends with Class A Preferred Stock shall be declared pro rata so that the amount of dividends declared per share on Class A Preferred Stock, Class B Preferred Stock and such other preferred stock shall in all cases bear to each other the same ratio that cumulated dividends per share on the shares of Class A Preferred Stock, Class B Preferred Stock and such other preferred stock bear to each other.

               3. Liquidation.

               In the event of voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, holders of the then outstanding shares of Class A Preferred Stock shall be entitled to receive for each such share, payment in cash equal to $100 plus any dividends cumulated and unpaid on such shares (whether or not declared or earned and legally payable, when cumulated, from the Corporation's surplus or net profits in accordance with Delaware law) to the date fixed for final distribution in such liquidation, dissolution, or winding up before any distribution of assets is made to holders of the Common Stock, or any other class or series of capital stock of the Corporation ranking junior to the Class A Preferred Stock as to distribution on liquidation, dissolution, or winding up. Holders of Class A Preferred Stock shall not be entitled to any further distributions upon voluntary or involuntary liquidation, dissolution, or winding up of the Corporation. If, upon any such liquidation, dissolution, or winding up of the Corporation, the assets of the Corporation available for distribution to holders of Class A Preferred Stock shall be insufficient to permit payment in full to such holders of the preferential amounts aforesaid, then all such assets of the Corporation shall be distributed ratably among holders of Class A Preferred Stock, Class B Preferred Stock and any other class of stock or series thereof then outstanding ranking on a parity therewith as to distribution or liquidation, dissolution, or winding up in proportion to the full preferential amounts to which they shall be entitled respectively.

               No payment on account of any voluntary or involuntary liquidation, dissolution, or winding up of the Corporation shall be made to holders of Class B Preferred Stock or any other class or series of stock ranking on a parity with Class A Preferred Stock with respect to distribution on liquidation, dissolution, or winding up unless a payment on account of such liquidation, dissolution, or winding up shall be made at the same time to holders of Class A Preferred Stock in proportion to the full distributive amounts to which they and holders of Class B Preferred Stock and such other parity stock are respectively entitled.

               Neither the merger nor consolidation of the Corporation into or with any other corporation, nor the merger or consolidation of any other corporation into or with the Corporation, nor a sale, transfer, or lease of all or any part of the assets of the Corporation, shall be deemed to be a liquidation, dissolution, or winding up of the corporation within the meaning of this paragraph 3.

               4. Voting Rights.

               a. General. Except as otherwise provided by these resolutions or by applicable law, the holders of the Class A Preferred Stock shall not be entitled to vote on any matters required or permitted to be submitted to the shareholders of the Corporation for their approval. In each instance in which the holders of the Class A Preferred Stock shall be entitled to vote, each such holder shall be entitled to one vote for each share of Class A Preferred Stock held by him.

               b. Voting Rights. The holders of Class A Preferred Stock shall be entitled to vote with respect to, and the affirmative vote of the holders of at least 66-2/3% of the shares of Class A Preferred Stock then outstanding shall be required to authorize, each of the following:

                   (a) the issuance of any additional shares of Class A
                       Preferred Stock;

                   (b) the issuance of any additional shares of a class or
                       series of stock ranking prior to or on a parity with the Class A Preferred Stock as to dividends or as to distribution upon liquidation, dissolution, or winding-up;

                   (c) any amendment, alteration, or repeal of any of the
                       provisions of these resolutions or of the Corporation's Articles of Incorporation so as to alter or change the preferences, special rights, privileges or voting or other powers of the Class A Preferred Stock; or

                   (d) any proposed consolidation or merger of the
                       Corporation with or into any other corporation or corporations, any proposed reincorporation, dissolution, liquidation or winding-up of the Corporation, or any proposed sale, lease, transfer, or other disposition of all or substantially all of the assets of the Corporation.

               5. Redemption.

               a. Optional Redemption. The Corporation may redeem the shares of Class A Preferred Stock for cash, at its option, in whole or in part, at any time on or after January 1, 1991, at a price per share equal to $100 plus dividends cumulated and unpaid on such share to the date fixed for redemption (whether or not declared or earned and legally payable, when cumulated, from the Corporation's surplus or net profits in accordance with Delaware law).

               b. Pro Rata Requirement. All redemptions shall be made on a pro rata basis (as nearly as practicable) between Class A Preferred Stock and Class B Preferred Stock in such proportion as the number of shares of Class A Preferred Stock outstanding at any time bears to the number of shares of Class B Preferred Stock outstanding at such time. In addition, all redemptions of Class A Preferred Stock shall be made on a pro rata basis (as nearly as practicable) among the holders of Class A Preferred Stock in proportion to the number of shares held by them.

               c. Redemption Procedures. Any redemption of any or all of the outstanding shares of Class A Preferred Stock shall be effected in accordance with the provisions of this paragraph 5.c. Any such redemption shall be effected by written notice given by certified or registered mail, postage prepaid, not less than 30 days nor more than 60 days prior to the date fixed for redemption to the holders of record of Class A Preferred Stock whose shares are to be redeemed at their respective addresses as the same shall appear on the books of the Corporation.

               If notice of any such redemption by the Corporation shall have been given as herein provided and if before the redemption date specified in such notice all funds necessary for such redemption shall have been set apart so as to be available therefor and only therefor, then on and after the close of business on the date fixed for redemption, the shares of Class A Preferred Stock called for redemption, notwithstanding that any certificate therefor shall not have been surrendered, shall no longer be deemed outstanding and all rights with respect to such shares shall forthwith cease and terminate except the right of holders of such shares to receive upon surrender of their certificates the amount payable upon redemption thereof, but without interest.

               FURTHER RESOLVED; that pursuant to authority vested in the Board of Directors of the Corporation in accordance with the Certificate of Incorporation of the Corporation, subject only to the approval of the holders of two-thirds of the shares of Class B Preferred Stock of the Corporation, the designation of the rights and preferences of the Class B Preferred Stock of the Corporation shall be amended and restated in its entirety as follows:

               1.  Designation and Number of Shares.

               This series of Series Preferred Stock is designated "Class B Preferred Stock", and the number of shares which shall constitute such Series shall be 122,500 shares, par value of $1.00 per share.

               2.  Dividends.

               Holders of the Class B Preferred Stock shall be entitled to receive dividends, when and as declared by the Board of Directors, payable in cash out of funds legally available therefor, at the rate of $6.00 per share per annum, cumulating from and after the date of issuance, and shall cumulate day to day, whether or not declared or earned and legally payable from the Corporation's surplus or net profits in accordance with Delaware law. Such dividends shall be payable quarterly on January 2, April 1, July 1 and October 1 in each year. Such dividends shall be cumulative so that if such dividends in respect of any previous quarterly dividend period at the aforesaid rate shall not have been paid or declared and set apart for all shares of the Class B Preferred Stock at the time outstanding (whether or not declared or earned and legally payable, when cumulated, from the Corporation's surplus or net profits in accordance with Delaware law), the deficiency shall be fully paid or declared and set apart for said shares before any dividend or other distribution may be paid or declared or set apart for any shares of the Corporation's Common Stock ($.25 par value) ("Common Stock"), the Corporations's Class A Preferred Stock ($1.00 par value) (the "Class A Preferred Stock") or any shares of any other class or series of capital stock of the Corporation ranking junior to or on parity with the Class B Preferred Stock as to payment of dividends. When dividends are not paid in full upon the shares of Class B Preferred Stock, Class A Preferred Stock and any other preferred stock ranking on a parity as to payment of dividends with Class B Preferred Stock, all dividends declared upon shares of Class B Preferred Stock, Class A Preferred Stock and any other preferred stock ranking on a parity as to dividends with Class B Preferred Stock shall be declared pro rata so that the amount of dividends declared per share on Class B Preferred Stock, Class A Preferred Stock and such other preferred stock shall in all cases bear to each other the same ratio that cumulated dividends per share on the shares of Class B Preferred Stock, Class A Preferred Stock and such other preferred stock bear to each other.

               3.  Liquidation.

               In the event of voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, holders of the then outstanding shares of Class B Preferred Stock shall be entitled to receive for each such share, payment in cash equal to $100 plus any dividends cumulated and unpaid on such shares (whether or not declared or earned and legally payable, when cumulated, from the Corporation's surplus or not profits in accordance with Delaware law) to the date fixed for final distribution in such liquidation, dissolution, or winding up before any distribution of assets is made to holders of the Common Stock or any other class or series of capital stock of the Corporation ranking junior to the Class B Preferred Stock as to distribution on liquidation, dissolution, or winding up. Holders of Class B Preferred Stock shall not be entitled to any further distributions upon voluntary or involuntary liquidation, dissolution, or winding up of the Corporation. If, upon any such liquidation, dissolution, or winding up of the Corporation, the assets of the Corporation available for distribution to holders of Class B Preferred Stock shall be insufficient to permit payment in full to such holders of the preferential amounts aforesaid, then all such assets of the Corporation shall be distributed ratably among holders of Class B Preferred Stock, Class A Preferred Stock and any other class of stock or series thereof then outstanding ranking on a parity therewith as to distribution or liquidation, dissolution, or winding up in proportion to the full preferential amounts to which they shall be entitled respectively.

               No payment on account of any voluntary or involuntary liquidation, dissolution, or winding up of the Corporation shall be made to holders of Class A Preferred Stock or any other class or series of stock ranking on a parity with Class B Preferred Stock with respect to distribution on liquidation, dissolution, or winding up unless a payment on account of such liquidation, dissolution, or winding up shall be made at the same time to holders of Class B Preferred Stock in proportion to the full distributive amounts to which they and holders of Class A Preferred Stock and such other parity stock are respectively entitled.

               Neither the merger nor consolidation of the Corporation into or with any other corporation, nor the merger or consolidation of any other corporation into or with the Corporation, nor a sale, transfer, or lease of all or any part of the assets of the Corporation, shall be deemed to be a liquidation, dissolution, or winding up of the Corporation within the meaning of this paragraph 3.

               4. Voting Rights.

               a. General. Except as otherwise provided by these resolutions or by applicable law, the holders of the Class B Preferred Stock shall not be entitled to vote on any matters required or permitted to be submitted to the shareholders of the Corporation for their approval. In each instance in which the holders of the Class B Preferred Stock shall be entitled to vote, each such holder shall be entitled to one vote for each share of Class B Preferred Stock held by him.

               b. Other Voting Rights. The holders of Class B Preferred Stock shall be entitled to vote with respect to, and the affirmative vote of the holders of at least 66-2/3% of the shares of Class B Preferred Stock then outstanding shall be required to authorize, each of the following:

                   (a) the issuance of any additional shares of Class B
                        Preferred Stock;

                   (b) the issuance of any additional shares of a class or
                       series of stock ranking prior to or on a parity with the Class B Preferred Stock as to dividends or as to distribution upon liquidation, dissolution, or winding-up;

                   (c) any amendment, alteration, or repeal of any of the
                       provisions of these resolutions or of the Corporation's Articles of Incorporation so as to alter or change the preferences, special rights, privileges or voting or other powers of the Class B Preferred Stock; or

                  (d) any proposed consolidation or merger of the Corporation with or into any other corporation or corporations, any proposed reincorporation, liquidation, dissolution or winding-up of the corporation, or any proposed sale, lease, transfer, or other disposition of all or substantially all of the assets of the Corporation.

               5. Redemption.

               a. Optional Redemption. The Corporation may redeem the shares of Class B Preferred Stock for cash, at its option, in whole or in part, at any time on or after January 1, 1991, at a price per share equal to $100 plus dividends cumulated and unpaid on such shares to the date fixed for redemption (whether or not declared or earned and legally payable, when cumulated, from the Corporation's surplus or net profits in accordance with Delaware law).

               b. Pro Rata Requirement. All redemptions shall be made on a pro rata basis (as nearly as practicable) between Class B Preferred Stock and Class A Preferred Stock in such proportion as the number of shares of Class B Preferred Stock outstanding at any time bears to the number of shares of Class A Preferred Stock outstanding at such time. In addition, all redemptions of Class B Preferred Stock shall be made on a pro rata basis (as nearly as practicable) among the holders of Class B Preferred Stock in proportion to the number of shares held by them.

               c. Redemption Procedures. Any redemption of any or all of the outstanding shares of Class B Preferred Stock shall be effected in accordance with the provisions of this paragraph 5.c. Any such redemption shall be effected by written notice given by certified or registered mail, postage prepaid, not less than 30 days nor more than 60 days prior to the date fixed for redemption to the holders of record of Class B Preferred Stock whose shares are to be redeemed at their respective addresses as the same shall appear on the books of the Corporation.

               If notice of any such redemption by the Corporation shall have been given as herein provided and if before the redemption date specified in such notice all funds necessary for such redemption shall have been set apart so as to be available therefor and only therefor, then on and after the close of business on the date fixed for redemption, the shares of Class B Preferred Stock called for redemption, notwithstanding that any certificate therefor shall not have been surrendered, shall no longer be deemed outstanding and all rights with respect to such shares shall forthwith cease and terminate except the right of holders of such shares to receive upon surrender of their certificates the amount payable upon redemption thereof, but without interest.

               FURTHER RESOLVED; that the Secretary of the Corporation shall cause to be circulated to each of the holders of Class B Preferred Stock of the Corporation a consent to approve and adopt the aforesaid designation of rights and preferences; and

               FURTHER RESOLVED; that, upon approval of the aforesaid designation of rights and preferences by the holders of Class B Preferred Stock of the Corporation, any proper officer of the Corporation shall cause said designation of rights and preferences to be filed with the Secretary of State of Delaware and with the appropriate authority in any other jurisdiction where such filing is deemed necessary or appropriate by any such officer.

               IN WITNESS WHEREOF, said Ozite Corporation has caused this Certificate of Designations to be signed by John G. Hamm, its Vice President-Finance, and Kenneth L. Kwiatt, its Secretary, this 23rd day of June, 1992.


                                           By: /s/ John G. Hamm
                                               ----------------------
                                                   John G. Hamm
                                                   Vice President-Finance

Attst:

/s/ Kenneth L. Kwiatt
----------------------------
    Kenneth L. Kwiatt, Secretary



                             State of Delaware
                  Office of the Secretary of State PAGE 1


               I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF DESIGNATION OF "OZITE CORPORATION", FILED IN THIS OFFICE ON THE TENTH DAY OF MAY, A.D. 1991, AT 9 O'CLOCK A.M.


               [SEAL]             /s/ Edward J. Freel
                                  -------------------------------------------
                                      Edward J. Freel, Secretary of State

                                  AUTHENTICATION: 8932973
                                  DATE:           02-21-98
2230842 8100

981067441


                                                    STATE OF DELAWARE
                                                    SECRETARY OF STATE
                                                    DIVISION OF CORPORATIONS
                                                    FILED 09:00 AM  05/10/1991
                                                    911305106 - 2230842


                             OZITE CORPORATION
                        CERTIFICATE OF DESIGNATIONS

OZITE CORPORATION, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the
"Corporation), DOES HEREBY CERTIFY:

That at a meeting of the Board of Directors of the Corporation, the following preamble and resolutions were duly adopted setting forth the rights and preferences of 577,500 shares of Class A Preferred Stock and 122,500 shares of Class B Preferred Stock of the Corporation, pursuant to authority expressly vested in the Board of Directors by the Articles of Incorporation of the Corporation, and in accordance with Section 151 of the Delaware General Corporation Law:

WHEREAS, pursuant to Article FOURTH of the Corporation's certificate of Incorporation, 1,000,000 shares of Preferred Stock have been authorized, subject to the authority of the Board to fix the rights and preferences thereof;

NOW, THEREFORE, BE IT RESOLVED; that pursuant to the authority vested in the Board of Directors of the Corporation in accordance with the provisions of its Articles of Incorporation, a new series of Preferred Stock of the Corporation be and hereby is created, of which the designation, preferences, limitations, and relative rights shall be as follows:

               1. Designation and Number of Shares.

               This series of Series Preferred Stock is designated "Class A Preferred Stock", and the number of shares which shall constitute such Series shall be 577,500 shares, par value of $1.00 per share.

               2. Dividends.

               Holders of the Class A Preferred Stock shall be entitled to receive dividends, when and as declared by the Board of Directors, payable in cash out of funds legally available therefor, at the rate of $6.00 per share per annum, accruing from and after the date of issuance, and shall accrue from day to day, whether or not earned or declared. Such dividends shall be payable quarterly on January 2, April 1, July 1 and October 1 in each year. Such dividends shall be cumulative so that if such dividends in respect of any previous semi-annual dividend period at the aforesaid rate shall not have been paid or declared and set apart for all shares of the Class A Preferred Stock at the time outstanding, the deficiency shall be fully paid or declared and set apart for said shares before any dividend or other distribution may be paid or declared or set apart for any shares of the Corporation's Common Stock ($.25 par value) ("Common Stock"), the Corporation's Class B Preferred Stock ($1.00 par value) ("Class B Preferred Stock") or any shares of any other class or series of capital stock of the Corporation ranking junior to or on parity with the Class A Preferred Stock as to payment of dividends. When dividends are not paid in full upon the shares of Class A Preferred Stock, Class B Preferred Stock and any other preferred stock ranking on a parity as to payment of dividends with Class A Preferred Stock, all dividends declared upon shares of Class A Preferred Stock, Class B Preferred Stock and any other preferred stock ranking on a parity as to dividends with Class A Preferred Stock shall be declared pro rata so that the amount of dividends declared per share on Class A Preferred Stock, Class B Preferred Stock and such other preferred stock shall in all cases bear to each other the same ratio that accrued dividends per share on the shares of Class A Preferred Stock, Class B Preferred Stock and such other preferred stock bear to each other.

               3. Liquidation.

               In the event of voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, holders of the then outstanding shares of Class A Preferred stock shall be entitled to receive for each such share, payment in cash equal to $100 plus any dividends accrued and unpaid on such shares to the date fixed for final distribution in such liquidation, dissolution, or winding up before any distribution of assets is made to holders of the Common Stock, or any other class or series of capital stock of the Corporation ranking junior to the Class A Preferred Stock as to distribution on liquidation, dissolution, or winding up. Holders of Class A Preferred Stock shall not be entitled to any further distributions upon voluntary or involuntary liquidation, dissolution, or winding up of the Corporation. If, upon any such liquidation, dissolution, or winding up of the Corporation, the assets of the Corporation available for distribution to holders of Class A Preferred Stock shall be insufficient to permit payment in full to such holders of the preferential amounts aforesaid, then all such assets of the Corporation shall be distributed ratably among holders of Class A Preferred Stock, Class B Preferred Stock and any other class of stock or series thereof then outstanding ranking on a parity therewith as to distribution or liquidation, dissolution, or winding up in proportion to the full preferential amounts to which they shall be entitled respectively.

               No payment on account of any voluntary or involuntary liquidation, dissolution, or winding up of the Corporation shall be made to holders of Class B Preferred Stock or any other class or series of stock ranking on a parity with Class A Preferred Stock with respect to distribution on liquidation, dissolution, or winding up unless a payment on account of such liquidation, dissolution, or winding up shall be made at the same time to holders of Class A Preferred Stock in proportion to the full distributive amounts to which they and holders of Class B Preferred Stock and such other parity stock are respectively entitled.

               Neither the merger nor consolidation of the Corporation into or with any other corporation, nor the merger or consolidation of any other corporation into or with the Corporation, nor a sale, transfer, or lease of all or any part of the assets of the Corporation, shall be deemed to be a liquidation, dissolution, or winding up of the Corporation within the meaning of this paragraph 3.

               4. Voting Richts.

               a. General. Except as otherwise provided by these resolutions or by applicable law, the holders of the Class A Preferred Stock shall not be entitled to vote on any matters required or permitted to be submitted to the shareholders of the Corporation for their approval. In each instance in which the holders of the Class A Preferred Stock shall be entitled to vote, each such holder shall be entitled to one vote for each share of Class A Preferred Stock held by him.

               b. Voting Rights. The holders of Class A Preferred Stock shall be entitled to vote with respect to, and the affirmative vote of the holders of at least 66-2/3% of the shares of Class A Preferred Stock then outstanding shall be required to authorize, each of the following:

                  (a) the issuance of any additional shares of Class A
                      Preferred Stock;

                  (b) the issuance of any additional shares of a class or
                      series of stock ranking prior to or on a parity with the Class A Preferred Stock as to dividends or as to distribution upon liquidation, dissolution, or winding-up;

                  (c) any amendment, alteration, or repeal of any of the
                      provisions of these resolutions or of the Corporation's Articles of Incorporation so as to alter or change the preferences, special rights, privileges or voting or other powers of the Class A Preferred stock; or

                  (d) any proposed consolidation or merger of the Corporation with or into any other corporation or corporations, any proposed reincorporation, dissolution, liquidation or winding-up of the Corporation, or any proposed sale, lease, transfer, or other disposition of all or substantially all of the assets of the Corporation.

               5. Redemption.

               a. Optional Redemption. The Corporation may redeem the shares of Class A Preferred Stock for cash, at its option, in whole or in part, at any time on or after January 1, 1991, at a price per share equal to $100 plus dividends accrued and unpaid on such share to the date fixed for redemption.

               b. Pro Rata Requirement. All redemptions shall be made on a pro rata basis (as nearly as practicable) between Class A Preferred stock and Class B Preferred Stock in such proportion as the number of shares of Class A Preferred Stock outstanding at any time bears to the number of shares of Class B Preferred Stock outstanding at such time. In addition, all redemptions of Class A Preferred Stock shall be made on a pro rata basis (as nearly as practicable) among the holders of Class A Preferred Stock in proportion to the number of shares held by them.

               c. Redemption Procedures. Any redemption of any or all of the outstanding shares of Class A Preferred Stock shall be effected in accordance with the provisions of this paragraph 5.c. Any such redemption shall be effected by written notice given by certified or registered mail, postage prepaid, not less than 30 days nor more than 60 days prior to the date fixed for redemption to the holders of record of Class A Preferred Stock whose shares are to be redeemed at their respective addresses as the same shall appear on the books of the Corporation.

               If notice of any such redemption by the Corporation shall have been given as herein provided and if before the redemption date specified in such notice all funds necessary for such redemption shall have been set apart so as to be available therefor and only therefor, then on and after the close of business on the date fixed for redemption, the shares of Class A Preferred Stock called for redemption, notwithstanding that any certificate therefor shall not have been surrendered, shall no longer be deemed outstanding and all rights with respect to such shares shall forthwith cease and terminate except the right of holders of such shares to receive upon surrender of their certificates the amount payable upon redemption thereof, but without interest.

               FURTHER RESOLVED; that pursuant to the authority vested in the Board of Directors of the Corporation in accordance with the provisions of its Articles of Incorporation, a new series of Preferred Stock of the Corporation be and hereby is created, of which the designation, preferences, limitations, and relative rights shall be as follows:

               1. Designation and Number of Shares.

               This series of Series Preferred Stock is designated "Class B Preferred Stock," and the number of shares which shall constitute such Series shall be 122,500 shares, par value of $1.00 per share.

               2. Dividends.

               Holders of the Class B Preferred Stock shall be entitled to receive dividends, when and as declared by the Board of Directors, payable in cash out of funds legally available therefor, at the rate of $6.00 per share per annum, accruing from and after the date of issuance. Such dividends accrue from the date of issuance, and shall accrue from day to day, whether or not earned or declared. Such dividends shall be payable quarterly, on January 2, April 1, July 1 and October 1 in each year. Such dividends shall be cumulative so that if such dividends in respect of any previous semi-annual dividend period at the aforesaid rate shall not have been paid or declared and set apart for all shares of the Class B Preferred Stock at the time outstanding, the deficiency shall be fully paid or declared and set apart for said shares before any dividend or other distribution may be paid or declared or set apart for any shares of the Corporation's Common Stock ($.25 par value) ("Common Stock"), the Corporations's Class A Preferred Stock ($1.00 par value) (the "Class A Preferred Stock") or any shares of any other class or series of capital stock of the Corporation ranking junior to or on parity with the Class B Preferred Stock as to payment of dividends. When dividends are not paid in full upon the shares of Class B Preferred Stock, Class A Preferred Stock and any other preferred stock ranking on a parity as to payment of dividends with Class B Preferred Stock, all dividends declared upon shares of Class B Preferred Stock, Class A Preferred Stock and any other preferred stock ranking on a parity as to dividends with Class B Preferred Stock shall be declared pro rata so that the amount of dividends declared per share on Class B Preferred Stock, Class A Preferred Stock and such other preferred stock shall in all cases bear to each other the same ratio that accrued dividends per share on the shares of Class B Preferred Stock, Class A Preferred Stock and such other preferred stock bear to each other.

               3.  Liquidation.

               In the event of voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, holders of the then outstanding shares of Class B Preferred Stock shall be entitled to receive for each such share, payment in cash equal to $100 plus any dividends accrued and unpaid on such shares to the date fixed for final distribution in such liquidation, dissolution, or winding up before any distribution of assets is made to holders of the Common Stock or any other class or series of capital stock of the Corporation ranking junior to the Class B Preferred Stock as to distribution on liquidation, dissolution, or winding up. Holders of Class B Preferred Stock shall not be entitled to any further distributions upon voluntary or involuntary liquidation, dissolution, or winding up of the Corporation. If, upon any such liquidation, dissolution, or winding up of the Corporation, the assets of the Corporation available for distribution to holders of Class B Preferred Stock shall be insufficient to permit payment in full to such holders of the preferential amounts aforesaid, then all such assets of the Corporation shall be distributed ratably among holders of Class B Preferred Stock, Class A Preferred Stock and any other class of stock or series thereof then outstanding ranking on a parity therewith as to distribution or liquidation, dissolution, or winding up in proportion to the full preferential amounts to which they shall be entitled respectively.

               No payment on account of any voluntary or involuntary liquidation, dissolution, or winding up of the Corporation shall be made to holders of Class A Preferred Stock or any other class or series of stock ranking on a parity with Class B Preferred Stock with respect to distribution on liquidation, dissolution, or winding up unless a payment on account of such liquidation, dissolution, or winding up shall be made at the same time to holders of Class B Preferred Stock in proportion to the full distributive amounts to which they and holders of Class A Preferred Stock and such other parity stock are respectively entitled.

               Neither the merger nor consolidation of the Corporation into or with any other corporation, nor the merger or consolidation of any other corporation into or with the Corporation, nor a sale, transfer, or lease of all or any part of the assets of the Corporation, shall be deemed to be a liquidation, dissolution, or winding up of the Corporation within the meaning of this paragraph 3.

               4.  Voting Rights.

               a. General. Except as otherwise provided by these resolutions or by applicable law, the holders of the Class B Preferred Stock shall not be entitled to vote on any matters required or permitted to be submitted to the shareholders of the Corporation for their approval. In each instance in which the holders of the Class B Preferred Stock shall be entitled to vote, each such holder shall be entitled to one vote for each share of Class B Preferred Stock held by him.

               b. Other Voting Rights. The holders of Class B Preferred Stock shall be entitled to vote with respect to, and the affirmative vote of the holders of at least 66-2/3% of the shares of Class B Preferred Stock than outstanding shall be required to authorize, each of the following:

               (a) the issuance of any additional shares of Class B Preferred
                   Stock;

               (b) the issuance of any additional shares of a class or
                   series of stock ranking prior to or on a parity with the Class B Preferred Stock as to dividends or as to distribution upon liquidation, dissolution, or winding-up;

               (c) any amendment, alteration, or repeal of any of the
                   provisions of these resolutions or of the Corporation's Articles of Incorporation so as to alter or change the preferences, special rights, privileges or voting or other powers of the Class B Preferred Stock; or

               (d) any proposed consolidation or merger of the corporation with or into any other corporation or corporations, any proposed reincorporation, liquidation, dissolution or winding-up of the Corporation, or any proposed sale, lease, transfer, or other disposition of all or substantially all of the assets of the Corporation.

               5. Redemption.

               a. Optional Redemption. The Corporation may redeem the shares of Class B Preferred Stock for cash, at its option, in whole or in part, at any time on or after January 1, 1991, at a price per share equal to $100 plus dividends accrued and unpaid on such shares to the date fixed for redemption.

               b. Pro Rata Requirement. All redemptions shall be made on a pro rata basis (as nearly as practicable) between Class B Preferred Stock and Class A Preferred Stock in such proportion as the number of shares of Class B Preferred Stock outstanding at any time bears to the number of shares of Class A Preferred Stock outstanding at such time. In addition, all redemptions of Class B Preferred Stock shall be made on a pro rata basis (as nearly as practicable) among the holders of Class B Preferred Stock in proportion to the number of shares hold by them.

               c. Redemption Procedures. Any redemption of any or all of the outstanding shares of Class B Preferred Stock shall be effected in accordance with the provisions of this paragraph 5.c. Any such redemption shall be effected by written notice given by certified or registered mail, postage prepaid, not less than 30 days nor more than 60 days prior to the date fixed for redemption to the holders of record of Class B Preferred Stock whose shares are to be redeemed at their respective addresses as the same shall appear on the books of the Corporation.

               If notice of any such redemption by the Corporation shall have been given as herein provided and if before the redemption date specified in such notice all funds necessary for such redemption shall have been set apart so as to be available therefor and only therefor, then on and after the close of business on the date fixed for redemption, the shares of Class B Preferred Stock called for redemption, notwithstanding that any certificate therefor shall not have been surrendered, shall no longer be deemed outstanding and all rights with respect to such shares shall forthwith cease and terminate except the right of holders of such shares to receive upon surrender of their certificates the amount payable upon redemption thereof, but without interest.

IN WITNESS WHEREOF, said Ozite Corporation has caused this Certificate of Designations to be signed by John G. Hamm, its Vice President-Finance, and Kenneth L. Kwiatt, its Secretary, this 8th day of May, 1991.


                                        By: /s/ John G. Hamm
                                            ----------------------
                                            John G. Hamm
                                            Vice President-Finance

Attest:


/s/ Kenneth L. Kwiatt
----------------------------
    Kenneth L. Kwiatt, Secretary



                            State of Delaware
                  Office of the Secretary of State PAGE 1


               I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF MERGER, WHICH MERGES:

               "OZITE CORPORATION", A TEXAS CORPORATION, WITH AND INTO "OZITE CORPORATION" UNDER THE NAME OF "OZITE CORPORATION", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE TWENTY-EIGHTH DAY OF AUGUST, A.D. 1990, AT 10:08 O'CLOCK A.M.


                                  /s/ Edward J. Freel
                                  -------------------------------------------
              [SEAL]                  Edward J. Freel, Secretary of State

                                  AUTHENTICATION: 8932972
                                  DATE:          02-21-98

2230842 8100M

981067441
                                                    STATE OF DELAWARE
                                                    SECRETARY OF STATE
                                                    DIVISION OF CORPORATIONS
                                                    FILED 10:08 AM 08/28/1990
                                                    902405174 - 2230842

                           Certificate of Merger
                                    of
                             Ozite Corporation
                           (a Texas corporation)
                                   into
                             Ozite Corporation
                         (a Delaware corporation)

Pursuant to Section 252 of the General Corporation Law of the State of Delaware, Ozite Corporation, a Delaware corporation ("Ozite Delaware"), hereby certifies that:

1. The Agreement of Merger (the "Merger Agreement") between Ozite Delaware and Ozite Corporation, a Texas corporation ("Ozite"), pursuant to which Ozite shall be merged into Ozite Delaware, has been approved, adopted, certified, executed and acknowledged by Ozite and Ozite Delaware in accordance with Section 252(c) of the General Corporation Law of the State of Delaware.

2. The name of the surviving corporation shall be Ozite Corporation.

3. The Certificate of Incorporation of the surviving corporation shall be the Certificate of Incorporation of Ozite Delaware as in effect immediately prior to the merger.

4. The Merger Agreement is on file at 1755 Butterfield Road, Libertyville, Illinois 60048, the principal place of business of the surviving corporation, which Merger Agreement shall be furnished by the surviving corporation, on request and without cost, to any Shareholder of Ozite or Ozite Delaware.

5. The authorized capital stock of Ozite immediately prior to the effective time of the merger was 12,000,000 shares of Common Stock, 5,406,416 shares of which were issued and outstanding, and 1,000,000 shares of Preferred Stock of which 577,500 shares of Class A Preferred Stock and 122,500 shares of Class B Preferred Stock were issued and outstanding.

IN WITNESS WHEREOF, this Certificate is executed and attested by the undersigned duly authorized officers on behalf of Ozite Corporation, a Delaware corporation, this 22th day of August, 1990.


                                         Ozite Corporation
                                         (a Delaware Coporation)


                                         By:   /s/ Terence K. Brennan
                                            ---------------------------
                                            Name:  Terence K. Brennan
                                            Title: President

Attest:

   /s/ Kenneth L. Kwiatt
----------------------------------
Name:  Kenneth L. Kwiatt
Title: Secretary


                             State of Delaware
                  Office of the Secretary of State PAGE 1


               I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF "OZITE CORPORATION", FILED IN THIS OFFICE ON THE SIXTEENTH DAY OF MAY, A.D. 1990, AT 9:01 O'CLOCK A.M.


                                  /s/ Edward J. Freel
                                  ---------------------------------------
             [SEAL]                   Edward J. Freel, Secretary of State

                                  AUTHENTICATION:8932971
                                  DATE:          02-21-98

2230842 8100
981067441

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:01 AM 05/16/1990
901365067 - 2230842

                       CERTIFICATE OF INCORPORATION
                                    OF
                             OZITE CORPORATION


               FIRST: The name of the Corporation is: OZITE CORPORATION (the "Corporation").

               SECOND: The registered office of the Corporation within the State of Delaware is to be located at 32 Loockerman Square, Suite L-100, in the City of Dover, County of Kent. The name of its registered agent at such address is the Prentice-Hall Corporation System, Inc.

               THIRD: The nature of the business or purposes for which the Corporation is formed is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware, as amended (the "GCL").

               FOURTH: The total number of shares which the Corporation shall have authority to issue is thirteen million (13,000,000) shares, consisting of twelve million (l2,000,000) shares of Common Stock with a par value of twenty-five cents ($0.25) per share, and one million (1,000,000) shares of Preferred Stock with a par value of one dollar ($1.00) per share. The Board of Directors of the Corporation shall have authority to fix and determine by resolution or resolutions such designations, powers, preferences, rights, qualifications, limitations and restrictions of or with respect to the Preferred Stock or any series or class thereof as may be permitted by
Section 151 of the GCL, as may be amended from time to time. Such authority shall include, without limiting the foregoing, the power to cause Preferred Stock to be issued in one or more series or class and to specify the number of shares of any such series or class.

               FIFTH: The name and mailing address of the incorporator is:
David G. Edwards, 500 North Central Avenue, Northfield, Illinois 60093.

               SIXTH: The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

               (a) Election of Directors need not be by written ballot
                   unless the By-Laws of the Corporation so provide.

               (b) The Board of Directors shall have the power without the assent or vote of the stockholders to make, alter, amend, change, add to or repeal the By-Laws of the Corporation.

               (c) Whenever a compromise or arrangement is proposed
                   between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under the provisions of Section 291 of the GCL or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of Section 279 of the GCL order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation as the case may be, agree to any compromise or arrangement and to any reorganization or the Corporation as a consequence of such compromise of arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

               SEVENTH: The Corporation shall, to the fullest extent permitted by Section 145 of the GCL, as amended from time to time, indemnify all persons who may be indemnified by the Corporation pursuant thereto.

               EIGHTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by law, and all rights and powers conferred herein on stockholders, directors and officers are subject to this reserved power.

               NINTH: A Director of the Corporation shall not be personally liable to the Corporation on its stockholders for monetary damages for beach of fiduciary duty as a Director, except for liability (i) for any breach of the Director's duty or loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the GCL, or (iv) for any transaction from which the Director derives an improper personal benefit.

               TENTH: The Corporation elects not to be governed by the provisions of Section 203 of the GCL.

               IN WITNESS WHEREOF, the Incorporator has executed this Certificate this 15th day of May, 1990.


                                       /s/ David G. Edwards
                                       ----------------------------------
                                           David G. Edwards, Incorporator